ADVANCED SERIES TRUST

AST Goldman Sachs Multi-Asset Portfolio

Supplement dated October 7, 2020 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Goldman Sachs Multi- Asset Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganization

The Board of Trustees of the Trust (the Board) recently approved the reorganization (the Reorganization) of the Portfolio (the Target Portfolio) into the AST J.P. Morgan Strategic Opportunities Portfolio (the Acquiring Portfolio), another series of the Trust, subject to the approval of the Target Portfolio's shareholders. The Board also recently approved the following changes to the Acquiring Portfolio: (i) changing the Acquiring Portfolio's name to AST J.P. Morgan Tactical Preservation Portfolio; (ii) changing the Acquiring Portfolio's principal investment strategies; (iii) changing the Acquiring Portfolio's secondary benchmark index; and (iv) amending the investment management agreement and subadvisory agreement for the Acquiring Portfolio to reflect reduced contractual management and subadvisory fee rates for the Acquiring Portfolio effective as of the completion of the Reorganization. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to Target Portfolio shareholders on or about November 23, 2020, and that the special meeting of the Target Portfolio's shareholders will be held on January 7, 2021.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the Target Portfolio or the Acquiring Portfolio, or their respective shareholders.

If the required shareholder approval is obtained and all required closing conditions are satisfied, it is expected that the proposed Reorganization will be completed on February 22, 2021, or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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